                                                                      EXHIBIT 21




                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          Discover Card Trust 1991 D

                     -------------------------------------

                                  CREDIT CARD

                          PASS-THROUGH CERTIFICATES

                     -------------------------------------

          Under the  Pooling  and  Servicing  Agreement  dated  as of Oct.  1,
    1991      (the "Agreement") by and among Greenwood Trust Company   (the
    "Servicer") ,  Discover   Receivables   Financing Group Inc and Wilmington
    Trust Company, as Trustee ,the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the
    previous  month.   The information  which is required to be prepared with
    respect to the distribution of    September 16, 1996,  and  with  respect
    to the performance  of  the  Trust  during  the  Due  Period  ended   in
    August 31, 1996    ,is set forth below.  Certain  of  the  infor- mation is
    presented on the basis of an original principal amount of $1,000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

         Information   Regarding  the  Current  Monthly  Distribution (stated
    on the basis of $1,000 original principal amount).

    -----------------------------

    1. The total  amount of the  distribution  to Class A Certificate-
       holders   on    September 16, 1996, per  $1,000  interest .....
       ........................................... $              0.000000000

    2. The total  amount of the  distribution  to Class B Certificate-
       holders  on     September 16, 1996, per  $1,000  interest .....
       ........................................... $              0.000000000

    3. The amount of the distribution set  forth in  paragraph 1 above in  respect of  interest  on  the Class  A  Certificates ,  per
       $1,000 interest ........................... $              0.000000000

    4. The amount of the distribution set  forth in  paragraph 2 above in  respect of  interest  on  the Class  B  Certificates ,  per
       $1,000 interest ........................... $              0.000000000

    5. The amount of the distribution set forth in paragraph  1  above in respect of  principal  on the  Class  A  Certificates ,  per
       $1,000 interest ........................... $              0.000000000

    6. The amount of the distribution set forth in paragraph  2  above in respect of  principal  on the  Class  B  Certificates ,  per
       $1,000 interest ........................... $              0.000000000


    Information Regarding the Performance of the Trust.

    -----------------------------------------------------

    1. Collections of Receivables.

    ---------------------------------

      (a) The aggregate amount of Finance Charge Collections processed
          during the related Due Period .......... $             6,816,805.89

      (b) The  aggregate  amount  of  Principal Collections  processed
          during the related Due Period .......... $            76,355,546.45

      (c) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
          respect of the Investor Certificates ... $             5,583,645.71

      (d) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
          respect of the Investor Certificates ... $            62,542,828.10

      (e) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
          respect of the Class A Certificates .... $             5,075,793.67

      (f) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
          respect of the Class A Certificates .... $            56,854,339.89

      (g) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
          respect of the Class B Certificates .... $               507,852.04

      (h) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
          respect of the Class B Certificates .... $             5,688,488.21

      (i) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
          respect of the Seller Certificate ...... $             1,233,160.18

      (j) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
          respect of the Seller Certificate ...... $            13,812,718.35


    2. Principal Receivables in the Trust;  Principal Funding Account.

    --------------------------------------------------------------------------

      (a) The aggregate amount  of Principal Receivables  in the Trust as of the end of the Due Period  ended  in August 31, 1996
          (which reflects the Principal Receivables represented by the
          Seller Certificate  and the Investor Certificates) .........
          ........................................ $           475,794,196.86

      (b) The  amount  of  Principal  Receivables  in  the Trust  rep-
          resented  by   the  Class  A  Certificates   (the  "Class  A
          Interest") as of  the Due Period Ended in  August 31, 1996
          ........................................ $           350,000,000.00

      (c) The  amount  of  Principal  Receivables  in  the Trust  rep-
          resented  by   the  Class  B  Certificates   (the  "Class  B
          Interest") as of  the Due Period Ended in  August 31, 1996
          ........................................ $            35,000,000.00

      (d) The Class A Interest and the Class B Interest set forth in paragraph 2 (b) and 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in
          paragraph 2 (a) above ..................                      80.92%

      (e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of Principal Receivables
          set forth in paragraph 2 (a) above .....                      73.56%

      (f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of Principal Receivables
          set forth in paragraph 2 (a) above .....                       7.36%

      (g) The Aggregate Invested Amount as of the end of the current
          Distribution Date ...................... $           385,000,000.00

      (h) The Invested Amount as of the end of the current
          Distribution Date with respect to the Class A
          Certificates ........................... $           350,000,000.00

      (i) The Invested Amount as of the end of the current
          Distribution Date with respect to the Class B
          Certificates ........................... $            35,000,000.00

      (j) The total amount to be deposited into the Principal
          Funding Account in respect of Principal Collections
          on such Distribution Date .............. $                     0.00
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      (k) The amount of the deposit referred to in paragraph 2(j)
          which was allocated in respect of the Class A
          Certificates ........................... $                     0.00

      (l) The amount of the deposit referred to in paragraph 2(j)
          into the Principal Funding Account on such Distribtion
          Date which was allocated in respect of the Class B
          Certificates ........................... $                     0.00

      (m) The total amount on deposit in the Principal Funding
          Account on such Distribution Date
          (after giving effect to the deposit referred to in
          paragraph 2(j) ......................... $                     0.00

      (n) The total amount on deposit in the Principal Funding
          Account on such Distribution Date for the benefit
          of the Class A Certificates
          (after giving effect to the deposit referred to in
          paragraph 2(k) ......................... $                     0.00

      (o) The total amount on deposit in the Principal Funding
          Account on such Distribution Date for the benefit
          of the Class B Certificates
          (after giving effect to the deposit referred to in
          paragraph 2(l) ......................... $                     0.00

      (p) The total amount of Investment Income since the last
          Distribution Date ...................... $                     0.00

      (q) The total amount of Investment Income since the last
          Distribution Date in respect of the Class A
          Certificates ........................... $                     0.00

      (r) The total amount of Investment Income since the last
          Distribution Date in respect of the Class B
          Certificates ........................... $                     0.00

      (s) The Deficit Accumulation Amount (after giving effect to
          the deposit referred in paragraph 2(j)...$                     0.00


    3. Interest Funding Account.

    -------------------

      (a) The total amount to be deposited into the Interest
          Funding Account in respect of Certificate Interest on
          such Distribution Date ................. $             2,577,604.16

      (b) The   amount of Certificate Interest to be deposited
          into the Interest Funding Account on such Distribtion Date
          in respect of the Class A Certificates ..$             2,333,333.33

      (c) The   amount of Certificate Interest to be deposited
          into the Interest Funding Account on such Distribtion Date
          in respect of the Class B Certificates ..$               244,270.83

      (d) The total amount on deposit in the Interest Funding
          Account in respect of Certificate Interest on such
          Distribution Date  (after giving effect to the deposit
           referred to in paragraph 3(a) ..........$            12,888,020.80

      (e) The total amount of Certificate Interest on deposit
          in the Interest Funding Account on such Distribution
          Date in respect of the Class A Certificates
          (after giving effect to the deposit referred to in
          paragraph 3(b) ......................... $            11,666,666.65

      (f) The total amount of Certificate Interest on deposit
          in the Interest Funding Account on such Distribution
          Date in respect of the Class B Certificates
          (after giving effect to the deposit referred to in
          paragraph 3(c) ......................... $             1,221,354.15


    4. Investor Charged-Off Amount.

    ----------------------------------

      (a) The aggregate amount of Receivables charged-off as  uncolle-
          ctible during the  Due  Period   ended in  August 31, 1996
          allocable  to  the  Investor  Certificates   (the  "Investor
          Charged-Off Amount") .................. $              1,165,237.26

      (b) The aggregate amount of Receivables charged-off as  Uncolle-
          ctible during the  Due  Period   ended in  August 31, 1996
          allocable  to  the  Class  A  Certificates    (the  "Class A
          Charged-Off Amount") .................. $              1,059,254.87

      (c) The sum of (i) the aggregate amount of Receivables  charged-
          off   as   uncollectible     during    the   Due     Period
          ended   in   August 31, 1996   allocable to the Class B Cert-
          ficates and (ii) the sum of (a) the positive  difference, if any, between the Class B Subordinated Payment and Class B Finance Charge Collections (less Class B Excess Servicing)
          and (b) the amount by  which the  Investor Interest  for the
          Class B Certificates is reduced pursuant to subsection 4.03(c)
          (i)(C)(the "Class B Charged-Off Amount") $               862,600.14

      (d) The  Cumulative  Class  A  Charged-Off  Amount on ..........
          ............ September 16, 1996 ........ $                     0.00

      (e) The  Cumulative  Class  B  Charged-Off  Amount on ..........
          ............ September 16, 1996 ........ $                     0.00

    5. Investor losses; Reimbursement of Charge-Offs.

    ----------------------------------------------------

      (a) The   amount  of  Class  A  Investor  Loss , as  defined  in
          Section 4.06 (b) of the  Agreement , during the Due  Period
          ended   in   August 31, 1996   ......... $                     0.00

      (b) The  amount   of  Class  B  Investor  Loss , as  defined  in
          Section 4.06 (b) of the  Agreement , during the Due  Period
          ended   in   August 31, 1996   ......... $                     0.00

      (c) The amount of Class A Investor Loss set forth in Paragraph 5
          (a) above, per $1,000 interest  ( which will have the effect of reducing, pro rata, the amount of each Class A Certficate-
          holder's investment) ................... $              0.000000000

      (d) The amount of Class B Investor Loss set forth in Paragraph 5
          (b) above, per $1,000 interest  ( which will have the effect of reducing, pro rata, the amount of each Class B Certficate-
          holder's investment) ................... $              0.000000000

      (e) The  total  amount  reimbursed  to the  Trust in the  current
          month  pursuant  to  Section  4.06  (c) of   the  Agreement,
          if any, in respect of Class A Investor Losses in prior months
          ........................................ $                     0.00

      (f) The  total  amount  reimbursed  to the  Trust in the  current
          month  pursuant  to  Section  4.06  (c) of   the  Agreement,
          if any, in respect of Class B Investor Losses in prior months
          ........................................ $                     0.00

      (g) The amount set forth in paragraph 5 (e) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class A  Certificateholder's  investment)
          ........................................ $              0.000000000

      (h) The amount set forth in paragraph 5 (f) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class B  Certificateholder's  investment)
          ........................................ $              0.000000000

      (i) The  aggregate   amount  of   Class  A  Investor  Losses   in
          the Trust as of  the  end  of the day on   September 16, 1996
          ........................................ $                     0.00

      (j) The  aggregate   amount  of   Class  B  Investor  Losses   in
          the Trust as of  the  end  of the day on   September 16, 1996
          ........................................ $                     0.00

      (k) The amount set forth in paragraph 5 (i) above , per $1,000 interest (which will have had the effect of reducing , pro
          rata , the  amount   of   Class    A    Certificateholder's
          investment ) ........................... $              0.000000000

      (l) The amount set forth in paragraph 5 (j) above , per $1,000 interest (which will have had the effect of reducing , pro
          rata ,  the  amount   of   Class    B    Certificateholder's
          investment ) ........................... $              0.000000000


    6. Investor Servicing Fee.

    ----------------------------

      (a) The amount of  the  Class A Monthly Servicing Fee payable by the Trust to the Servicer for the month of August 31, 1996
          ..................................... $                  583,349.52

      (b) The amount of the  Class B  Monthly Servicing Fee payable by the Trust to the Servicer for the month of August 31, 1996
          ..................................... $                   58,366.29


    7. Available Subordinated Amount.

    -------------------------------------

      (a) The  amount  available  to  be  applied   pursuant  to  Sections
          4.03 (c) (i) (B) and (C) of the  Agreement  as  of  the  end  of
          the day   on September 16, 1996 ........ $            35,000,000.00


      (b) The amount set forth in paragraph 7(a) above as a percentage of
          the Class A Interest.  ....................                   10.00%


    8. Available Class B Credit Enhancement Amount.

    -------------------

      (a) The amount available to be drawn under the Class B Credit Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of the end of the day  on September 16, 1996
          ........................................ $            26,950,000.00

      (b) The amount set forth in paragraph 8 above as a percentage of the
          Class B Interest.  .......................                    77.00%


    9. The Pool Factor.

    -------------------

        The Pool Factor represents the ratio of the amount of the Class A Invested amount as of the end of the day on September 16, 1996 to the amount of the Class A Invested Amount as of the Closing
        Date. The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class  A  Certificateholder's
        Certificate by the Pool Factor ...........                 1.00000000

        The Pool Factor represents the ratio of the amount of the Class B Invested amount as of the end of the day on September 16, 1996 to the amount of the Class B Invested Amount as of the Closing
        Date. The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class  B Certificateholder's
        Certificate by the Pool Factor ...........                 1.00000000


    10. The aggregate outstanding balance of Receivables that were delinquent by 30 to 59 days as of the close of business on the last day of the Due Period related to such Distribution
        Date ................................... $              10,500,359.16


    11. The aggregate outstanding balance of Receivables that were delinquent by 60 days or more as of the close of business on the last day of the Due Period related to such Distribution
        Date ................................... $              12,442,956.51



                 Greenwood Trust Company as Servicer

                                         By:
                                             --------------------------
                                         Title: Vice President, Director of
                                         Accounting and Treasurer

                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1991 D

                           --------------------------

                                  CREDIT CARD

                           PASS-THROUGH CERTIFICATES

                           -------------------------



    The undersigned , a duly authorized representative of Greenwood Trust Company ("Greenwood") , as Servicer pursuant to the Pooling and
Servicing   Agreement   dated  as  of  Oct.  1,  1991   (the "Pooling  and
Servicing Agreement" ) by and among Greenwood, Discover Receivables Financing Group Inc and Wilmington Trust Company , does hereby certify as follows:


   1. Greenwood is Servicer under the Pooling and Servicing Agreement.

   2. The undersigned is a Servicing Officer.

   3. The aggregate amount of Collections processed
      during the related Due Period was equal to .. $     83,172,352.34

   4. The  aggregate  amount of  Class A  Principal
      Collections  processed by the Servicer during
      the related Due Period is equal to .......... $     56,854,339.89

   5. The aggregate amount  of the Class A  Finance
      Charge  Collections processed by the Servicer
      during the related Due Period is equal to ... $      5,075,793.67

   6. The sum of all amounts payable to the  Class A
      Certificateholders on the current Distribution
      Date is equal to ............................ $              0.00

   7. The  aggregate  amount of  Class B  Principal
      Collections  processed by the Servicer during
      the related Due Period is equal to .......... $      5,688,488.21

   8. The aggregate amount  of the Class B  Finance
      Charge  Collections processed by the Servicer
      during the related Due Period is equal to ..  $        507,852.04

   9. The  amount  of  drawings  under  the  Class B
      Credit Enhancement required to be made on  the
      succeeding Drawing Date pursuant to
      (a)  Section 4.03(c)(i)(G) is equal to...... $               0.00
      (b)  Section 4.03(c)(i)(H) is equal to...... $               0.00
      (c)  Section 4.05 is equal to............... $               0.00

  10. The sum of all amounts payable to the Class B
      Certificateholders on the current Distribution
      Date is equal to ........................... $               0.00

  11. The total amount to be deposited in the Principal
      Funding Account on the related Distribution Date
      is equal to ................................ $               0.00

  12. The total amount on deposit in the Principal
      Funding Account  (after giving effect to the
      deposit referred to in Item 11 above) will be
      equal to ................................... $               0.00

  13. The total amount to be deposited in the Interest
      Funding Account on the related Distribution Date
      is equal to ................................ $       2,577,604.16

  14. The total amount on deposit in the Interest
      Funding Account  (after giving effect to the
      deposit referred to in Item 13 above) will be
      equal to ................................... $      12,888,020.80

  15. The Invested Amount as of the end of the current
      Distribution Date .......................... $     385,000,000.00

      (a)  for the Class A Certificateholders will be
           equal to .............................. $     350,000,000.00

      (b)  for the Class B Certificateholders will be
           equal to .............................. $      35,000,000.00

  16. Attached hereto is a true copy of the statement
      required to be delivered by the Servicer on the
      date  of   this  Certificate  to  the   Trustee
      pursuant to section 5.02.

     IN WHITNESS WHEREOF , the undersigned has duly executed and and delivered this certificate this day of September 16, 1996



                           GREENWOOD TRUST COMPANY, as Servicer

                           By:
                               ------------------------------
                           Title: Vice President, Director of
                           Accounting and Treasurer

                            Greenwood Trust Company
                            Cash Collateral Account
                        Monthly Portfolio Status Report
                           Discover Card Trust 1991 D

                  Due Period Ending:         08/31/96

PORTFOLIO STATUS                             LOSSES & DELINQUENCIES

                                        # of Accounts             Dollars

Ending Total Outstanding                      649,197      482,921,686.89

Total Principal Outstanding                       n/a      475,794,196.86

Total Finance Charge Outstanding                  n/a        7,127,490.03

Aggregate Investor Interest                       n/a      385,000,000.00

Delinquencies (90 days or greater)              2,844        7,728,479.69
  % of Ending Total Outstanding                   n/a            1.600359%

Investor Net Charge Offs                          n/a        1,165,237.26
Annualized % of Investor Interest                 n/a            3.631908%

Monthly Principal Payment Rate                    n/a           16.244890%


                                                      PAYMENTS & YIELD

Principal Payments
(Allocable to Investor Interest)                            62,542,828.10

Finance Charges, Annual Fees & Late Fees
(Allocable to Investor Interest)                             5,583,645.71

Annualized Gross Yield to Investor                              17.403571%